SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                        Date of Report
                       (Date of earliest
                        event reported):      January 5, 1999


                               FCB Financial Corp.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




     Wisconsin                      0-22066                 39-1760287
  ---------------                ----------------       --------------------
  (State or other                (Commission File           (IRS Employer
  jurisdiction of                    Number)             Identification No.)
   incorporation)

               420 South Koeller Street, Oshkosh, Wisconsin 54902
        -----------------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (920) 236-3680
                       ----------------------------------
                         (Registrant's telephone number)

Item 5.           Other Events.

          FCB Financial Corp., a Wisconsin corporation (the "Corporation"), and Anchor BanCorp Wisconsin Inc., a Wisconsin corporation ("Anchor"), have entered into an Agreement and Plan of Merger, dated as of January 5, 1999 (the "Merger Agreement"), providing for the merger of the Corporation with and into Anchor (the "Merger"), with Anchor continuing as the surviving corporation (the "Surviving Corporation"). The Merger Agreement provides that each outstanding share of common stock, $.01 par value, of the Corporation ("Corporation Common Stock"), will be converted (other than certain shares that will be cancelled as specified in the Merger Agreement) into the right to receive 1.83 shares of common stock, $.10 par value, of Anchor ("Anchor Common Stock"). Outstanding stock options to purchase shares of Corporation Common Stock held by employees and directors of the Corporation will be converted into options to purchase Anchor Common Stock upon consummation of the Merger. The Merger is structured as a pooling-of-interests for financial accounting purposes and as a tax-free reorganization for shareholders of the Corporation. The Merger is currently expected to be completed during the second calendar quarter of 1999.

          The Merger Agreement provides that the Surviving Corporation will take the necessary actions, including expansion of the size of its Board of Directors, to cause two directors of the Corporation (to be selected by Anchor) (the "Corporation Directors") to be appointed as directors of the Surviving Corporation effective at the effective time of the Merger (the "Effective Time"). However, if (i) one Corporation Director is appointed as of the Effective Time and (ii) the Effective Time occurs within sixty days prior to July 27, 1999 (the anticipated date of the next annual meeting of the shareholders of Anchor), then the Surviving Corporation will not be required to expand immediately the size of its Board of Directors to create a necessary vacancy for the second Corporation Director prior to such next annual meeting of the shareholders of Anchor; rather, in that case, the Surviving Corporation and its Board of Directors will cause the second Corporation Director either to be a nominee for election as a director at, or to be appointed as a director effective as of, such next annual meeting.

          The Surviving Corporation will also cause two directors of the Coroporation (to be selected by Anchor) to be appointed to serve on the Board of Directors of AnchorBank, S.S.B., a state chartered savings association and a wholly-owned subsidiary of Anchor ("AnchorBank"), for a term of not less than three (3) years. Those directors and the Corporation Directors may be the same or different persons.

          Following consummation of the Merger, Fox Cities Bank, a federally chartered savings bank and a wholly owned subsidiary of the Corporation ("Fox Cities"), will be merged with and into AnchorBank, which will continue as the surviving bank (the "Surviving Bank") and will operate the business of Fox Cities in its current locations. The principal office of the Surviving Bank will be Madison, Wisconsin.

          Completion of the Merger is subject to certain  conditions,  including
(i) approval by the shareholders of the Corporation and Anchor; (ii) approval by the Office of Thrift Supervision, the Wisconsin Department of Financial Institutions and other requisite regulatory authorities; (iii) receipt of an opinions of counsel for the Corporation and counsel for Anchor that the Merger will be treated, for federal income tax purposes, as a tax-free reorganization; and
(iv) other conditions to closing customary in transactions of this type.

          The Merger Agreement may be terminated by the Corporation or Anchor under certain conditions, including by the Corporation if (i) the price of Anchor Common Stock and (ii) the average prices of the common stock of certain publicly traded midwestern financial institutions both decline below certain levels specified in the Merger Agreement prior to the consummation of the Merger.

          Concurrently with the execution of the Merger Agreement, the parties also entered into a Stock Option Agreement, dated as of January 5, 1999 (the "Stock Option Agreement"). The Stock Option Agreement provides Anchor with an option to purchase (the "Option") up to 764,295 shares of Corporation Common Stock from the Corporation, subject to adjustment (but in no event in excess of 19.9% of the issued and outstanding shares of Corporation Common Stock), at an exercise price of $27.45 per share. The Option is only exercisable upon the occurrence of certain triggering and exercise events as specified in the Stock Option Agreement, none of which has occurred as of the date of this Current Report on Form 8-K.

          In connection with the Merger, James J. Rothenbach and Donald D. Parker, executive officers of the Corporation, will enter into Employment Agreements with Anchor and AnchorBank.

          Certain additional information regarding the Merger is contained in joint press releases issued by the Corporation and Anchor (the "Press Releases") on January 5, 1999.

          The Merger Agreement, the Stock Option Agreement and the Press Releases are attached hereto as exhibits and incorporated herein by reference. The foregoing summary of such exhibits is qualified in its entirety by reference to the complete text of such exhibits.

                                      * * *
Cautionary Statement for Purposes of the Private Securities Litigation Reform Act of 1995

          This Current Report on Form 8-K and other written and oral statements made by or on behalf of the Corporation contain, or may contain, certain "forward-looking statements," including statements concerning plans, objectives and future events or performance, and other statements which are other than statements of historical fact. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to, the following: (i) unanticipated regulatory delays or constraints or changes in the proposed Merger required by regulatory authorities; (ii) reduction in interest margins due to changes in the interest rate environment; (iii) poorer than expected general economic conditions, including growth opportunities; (iv) legislative enactments or regulatory changes which adversely affect the business of the Corporation or the prospects for completion of the Merger; and (v) other unanticipated occurrences which may delay the consummation of or otherwise adversely impact the Merger.

Item 7.           Financial Statements and Exhibits.

          (a)       Financial Statement of businesses acquired.
                    Not applicable
          (b)       Pro forma financial information.
                    Not applicable

           Exhibit No.        Description
           2.1                Agreement and Plan of Merger,  dated as of January
                              5, 1999,  between FCB Financial  Corp.  and Anchor
                              BanCorp  Wisconsin  Inc.  [The  schedules  to  the
                              Agreement  and Plan of Merger are not being  filed
                              herewith.   The   Registrant   agrees  to  furnish
                              supplementally a copy of any such omitted schedule to the Securities and Exchange Commission upon request.]

           2.2 Stock Option Agreement, dated as of January 5, 1999, between FCB Financial Corp. and Anchor BanCorp Wisconsin Inc.

           99.1               Joint Press Release, dated January 5, 1999 (Basic)
           99.2               Joint Press Release, dated January 5, 1999
                              (Supplemental)

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 FCB FINANCIAL CORP.

Date: January 14, 1999           By:   /s/ James J. Rothenbach
                                           James J. Rothenbach
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.        Description
2.1                Agreement  and Plan of  Merger,  dated as of January 5, 1999, between FCB Financial Corp. and Anchor BanCorp Wisconsin Inc.
                   [The schedules to the Agreement and Plan of Merger are not being filed herewith. The Registrant agrees to furnish supplementally a copy of any such omitted schedule to the Securities and Exchange Commission upon request.]

2.2 Stock Option Agreement, dated as of January 5, 1999, between FCB Financial Corp. and Anchor BanCorp Wisconsin Inc.

99.1               Joint Press Release, dated January 5, 1999 (Basic)
99.2               Joint Press Release, dated January 5, 1999 (Supplemental)